                      SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(D) OF

                      THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):  October 1, 1996



                              DESTEC ENERGY, INC.
            (Exact name of registrant as specified in its charter)


        DELAWARE                     1-10592                    38-2875546
(State of Incorporation)       (Commission File No.)        (I.R.S. Employer
                                                             Identification No.)


                        2500 CITY WEST BLVD., SUITE 150
                             HOUSTON, TEXAS  77042
         (Address of principal executive offices, including zip code)


              Registrant's telephone number, including area code:
                                (713) 735-4000


                                NOT APPLICABLE
         (Former Name or Former Address, if changed since last report)


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ITEM 2.         OTHER EVENTS.

        Destec Energy, Inc. (the "Company") announced today that its Board of Directors has unanimously determined to retain the investment banking firm of Morgan Stanley & Co. Incorporated to assist the Company in exploring strategic alternatives to maximize shareholder value, including a possible sale of the Company. However, no decision has been made at this time to pursue any particular transaction.

        The above discussion does not purport to be complete and is in all respects qualified in its entirety by reference to the Company's News Release dated October 1, 1996, a copy of which is filed as an exhibit to this report.

ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS.

        The following item is filed as an exhibit to this current report on Form 8-K:

        99      News Release of the Company dated October 1, 1996.






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                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           DESTEC ENERGY, INC.



                                           By: /s/ Marian M. Davenport
                                              ---------------------------
                                              Marian M. Davenport
                                              Vice President, General Counsel
                                              and Secretary


Date: October 3, 1996



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